Exhibit - 10.80
                          GOODY'S FAMILY CLOTHING, INC.
                              AMENDED AND RESTATED
                             1993 STOCK OPTION PLAN

         THIS INDENTURE is made as of the 16th day of April 1993, and amended and restated as of May 13, 1998 and June 21, 2000, by Goody's Family Clothing, Inc., a corporation organized and doing business under the laws of the State of Tennessee (the "Company").

1.            Purpose.
              -------

     The Company is adopting the Goody's 1993 Stock Option Plan (the "Plan") to secure and retain the services of directors and key employees of the Company and any subsidiaries by giving them an opportunity to invest in the future success of the Company. The Board of Directors of the Company (the "Board of Directors") believes this Plan will promote personal interest in the welfare of the Company by, and provide incentive to, the individuals who are primarily responsible both for the regular operations of and for shaping and carrying out the long term plans of the Company, thus facilitating the continued growth and financial success of the Company.

2.            Administration.
              --------------

              The Board of Directors shall appoint at least two of its members to a committee (the "Committee") that will administer this Plan on behalf of the Company. The Committee may be the Compensation Committee of the Board of Directors if the Board of Directors so chooses. Except as may otherwise be permitted in Rule 16b-3 ("Rule 16b-3") of the Securities Exchange Act of 1934, as amended (the "Exchange Act") no person shall be appointed as a member of the Committee who is, or within one year prior to his becoming a member of the Committee was, granted or awarded equity securities pursuant to this Plan or any other plan of the Company or an affiliate, except that participation in a formula plan or participation which does not disqualify a director from being disinterested as provided in Rule 16b-3 shall not disqualify a person from becoming a member of the Committee. It is intended that the grants of options to directors as contemplated by Section 7 hereof (the "Formula Options") are being made pursuant to the formula stated therein and participation of directors pursuant thereto shall constitute "participation in a formula plan which does not disqualify a director from being disinterested" as stated above.

              Each member of the Committee shall serve at the discretion of the Board of Directors, which may fill any vacancy, however caused, in the Committee. The Committee shall select one of its members as a chairman and shall hold meetings at the times and in the places as it may deem advisable. All actions the Committee takes shall be made by majority decision. Any action evidenced by a written instrument signed by all of the members of the Committee shall be as fully effective as if the Committee had taken the action by majority vote at a meeting duly called and held.

     Subject to the express provisions of this Plan, the Committee shall have complete authority, in its discretion, to determine with respect to all options other than Formula Options:

     (a) the directors and key employees of the Company and any subsidiaries to whom, the times when, and the prices at which it shall grant options;

                  (b) the type of options to be granted, i.e., either incentive stock options as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") (the "Incentive Stock Options") or non-qualified stock options (the "Non-Qualified Stock Options") (collectively, the "Options");

                  (c)      the total number of Options to grant to an option;

     (d) the time and duration of the period of exercise of each Option;

     (e) the number of shares of Common Stock of the Company subject to each Option; and

                  (f)      the terms and conditions for payment.

         The Committee shall also have complete and conclusive authority to (i) interpret this Plan, (ii) prescribe, amend and rescind rules and regulations relating to it, (iii) determine the terms and provisions of the stock option agreements the Company makes with optionees who are granted Options (the "Agreement"), the terms of which need not be identical, and (iv) make all other determinations necessary or advisable for the administration of this Plan. The Committee's determinations on these matters shall be conclusive.

         In addition to any other rights of indemnification that they may have as directors of the Company or as members of the Committee, the directors of the Company and members of the Committee shall be indemnified by the Company against the reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of action taken or failure to act under or in connection with this Plan or any Option or Formula Option granted thereunder, and against all amounts paid by them in settlement thereof or paid by them in satisfaction of a judgment in any action, suit or proceeding, except in relation to matters as to which it shall be adjudged in the action, suit or proceeding that the Committee member is liable for gross negligence or misconduct in the performance of his duties; provided that within 60 days after institution of any action, suit or proceeding, a Committee member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

3.            Eligibility.
              -----------

         The Committee shall grant Options only to directors and key employees of the Company or its subsidiaries; provided, however, that an Incentive Stock Option may only be granted if such individual is an employee of the Company or a subsidiary corporation within the meaning of Code Section 424(f) (a "Subsidiary"). Subject to the limits set forth in this Plan, the Committee at any time may grant additional Options to directors or key employees to whom the Committee had previously granted Options, so that an optionee may hold more than one Option at the same time.

4.            Stock Subject to Plan.
              ---------------------

         The Company has authorized and reserved for issuance upon the exercise of Options and Formula Options pursuant to this Plan an aggregate of two million (2,000,000) shares of no par value Common Stock of the Company (the "Shares"). If any Option or Formula Option is cancelled, expires or terminates without the respective optionee exercising it in full, the Committee may grant Options with respect to those unpurchased Shares to that same optionee or to another eligible individual or individuals.

         The Committee shall adjust the total number of Shares and any outstanding Options and Formula Options, both as to the number of Shares and the option price, and the number of shares to be issued pursuant to Formula Options granted under Section 7 hereof, for any increase or decrease in the number of outstanding Shares resulting from a stock split or a payment of a stock dividend on the Shares, a subdivision or combination of the Shares, a reclassification of the Shares in accordance with the provisions of the next paragraph, a merger or consolidation of the Shares or any other like changes in the Shares or in their value. The Committee shall not issue fractional shares as a result of any of these changes and shall eliminate from the outstanding Options and Formula Options any fractional shares that result from such a change. The Committee shall not adjust outstanding Options and Formula Options for cash dividends or the issuance of rights to subscribe for additional stock or securities of the Company.

         Except as provided in the following paragraph, after any merger of one or more corporations into the Company, any merger of the Company into another corporation, any consolidation of the Company and one or more other corporations, or any other corporate reorganization to which the Company is a party that involves any exchange, conversion, adjustment or other modification of the outstanding Options and Formula Options, each option holder shall receive at no additional cost upon the exercise of his Option or Formula Option, as applicable, subject to any required action by stockholders and in lieu of the number of Shares as to which he would otherwise exercise the Option or Formula Option, as applicable, the number and class of shares of stock or other securities or any other property to which the terms of the agreement of merger, consolidation or other reorganization would entitle the option holder to receive, if, at the time of the merger, consolidation or other reorganization, the option holder had been a holder of record of the number of Shares as to which he could exercise the Option or Formula Option, as applicable. Comparable rights shall accrue to each option holder in the event of successive mergers, consolidations or other reorganizations.

         In the event of a Sale of the Company (as hereinafter defined) in which the purchaser of the Company does not agree to the assumption of the Options or Formula Options, provisions shall be made to cause each outstanding Option and Formula Option to become exercisable prior to the Sale of the Company and to terminate upon the consummation of the Sale of the Company. "Sale of the Company" shall mean (i) the approval by the stockholders of the Company of a reorganization, merger or consolidation, in each case, with respect to which all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Company's Common Stock and the Company's voting securities outstanding immediately prior to such reorganization, merger or consolidation do not, following such reorganization, merger or consolidation, beneficially own, directly or indirectly, a majority or more of, respectively, the then-outstanding shares of Common Stock and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, of the corporation resulting from such reorganization, merger or consolidation, in substantially the same proportions as their ownership, immediately prior to such reorganization, merger or consolidation, of the Company's Common Stock and the Company's voting securities, respectively; or
(ii) the approval by the stockholders of the Company of (a) a complete liquidation or dissolution of the Company or (b) the sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation with respect to which following such sale or other disposition, a majority or more of, respectively, the then-outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Company's Common Stock and the Company's voting securities outstanding immediately prior to such sale or other disposition, in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Company's Common Stock and the Company's voting securities, respectively.

         The foregoing adjustments and the manner of application of the foregoing provisions shall be determined by the Committee in its sole discretion. Any adjustment may provide for the elimination of any fractional Share which might otherwise become subject to an Option or Formula Option.

         The grant of an Option or Formula Option by the Committee shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes in its capital or business structure, or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets.

5.       Terms and Conditions of Options and Formula Options.
         ---------------------------------------------------

         Each Option and Formula Option granted pursuant to this Plan shall be authorized by the Committee and shall be evidenced by an Agreement, or a Formula Option Agreement (as defined in Section 7 hereof) in the case of a Formula Option, in the form and containing the terms and conditions as the Committee from time to time my determine, provided that each Agreement or Formula Option Agreement, as the case may be, or shall:

                  (a)      state the number of Shares to which it pertains;

                  (b)      state the exercise price;

     (c) state the terms and conditions for payment, except as otherwise provided by Section 11 hereof;

                  (d) state the term of the Option or Formula Option Agreement, as the case may be, and the period or periods during the term of the Option in which the optionee may exercise the Option or Formula Option Agreement, as the case may be, or portions thereof;

                  (e) provide that the Option or Formula Option, as the case may be, is not transferable by the optionee other than by will or the laws of lineal descent and, in the case of an Option or Formula Option other than an Incentive Stock Option other than (i) to the spouse or any lineal ancestor or descendant of the optionee, (ii) to any trust, the sole beneficiaries of which are any one or all of such optionee , such optionee's spouse or any lineal ancestors or descendants of such optionee, and (iii) to any other person or entity as the Committee may approve. A holder of an Option or Formula Option other than the optionee may not transfer such Option other than by will or the laws of lineal descent;

                  (f) provide that, with respect to any Options granted to an employee, the Option may terminate 30 days following the date the optionee ceases to be an employee of the Company or a subsidiary, other than by reason of death or disability (as defined in Code Section 22(e)(3)) and shall provide that, with respect to any Option or Formula Option granted to a non-employee director, the Option or Formula Option, as the case may be, shall terminate 30 days following the date the optionee ceases to be a director of the Company or a subsidiary, other than by reason of death or disability (as defined in Code
Section 22(e)(3)); and

                  (g) provide that, if an optionee dies or becomes disabled (as defined in Code Section 22(e)(3)) while he is a director or employee of the Company or subsidiary, as applicable, the Option or Formula Option, as the case may be, may be exercised by the option holder or in the case of the death or disability of the optionee (to the extent the optionee would have been entitled to do so) a legatee legatees of the optionee under his last will, or by his personal representative or representatives or by any other permitted transferee of the option, at any time within one (1) year after the optionee's death or disability or, if earlier, the expiration of the term of the Option or Formula Option, as the case may be.

         The Committee may provide in any Option or Formula Option, as the case may be, which it grants a condition to the exercise of such Option or Formula Option, as the case may be, that the optionee shall agree to remain an employee of and/or to render services to the Company or any of its subsidiaries for a specified period of time following the date it grants the Option or Formula Option, as the case may be. This condition shall not impose on the Company or any subsidiary any obligation to employ the optionee or retain the optionee as a director for any period of time or otherwise constitute a contract of employment.

6.            Additional Terms and Conditions of Incentive Stock Options.
              ----------------------------------------------------------

         In addition to the terms and conditions set forth in Section 5 hereof, each Agreement evidencing the grant of an Incentive Stock Option shall:

                  (a) provide for an exercise price that shall not be less than 100% of the Fair Market Value, as determined in good faith by the Committee, of the Shares on the date of grant of the Option, provided that:

                                    (i) if the Shares are actively traded on any
                  national securities exchange or reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ") on a basis which reports closing sales prices, Fair Market Value shall be the closing sales price per share of the Shares for the business day immediately preceding the date the Option is granted;

                                    (ii) if the Shares are otherwise traded over
                  the counter, Fair Market Value shall be the arithmetic mean of the bid and asked prices for the Shares, as reported by NASDAQ, for the business day immediately preceding the date the Option is granted;

                                    (iii) if the  Shares  are not  traded,  Fair
                  Market Value shall be determined by the Committee which shall, in making such determination, consider, where applicable, among other factors: the existence and extent of a private market for the Shares and a public market for the Company's securities of the same class, if any; the price at which the Shares were acquired, if applicable, by the Company; the estimated period of time, if any, during which the Shares will be freely marketable; the estimated amount of floating supply of Shares available; changes in the financial condition and prospects of the Company; the existence of merger proposals or tender offers affecting the Company; and any other factors affecting Fair Market Value; provided, however, that Fair Market Value shall be determined without regard to any restriction other than a restriction which, by its terms, will never lapse;

                                    (iv)  if  the  optionee   owns  (subject  to
                  applicable ownership attribution rules of Code Section 424(d) and the regulations promulgated thereunder by the Department of Treasury) stock possessing more than 10% of the total combined voting power of all Shares or of shares of any parent corporation within the meaning of Code Section 424(e) (a "Parent") or subsidiary of the Company at the time the Option is granted, the option price shall not be less than 110% of the Fair Market Value of the pertinent number of Shares of the Company on the date the Option is granted; and

     (v) subject to the foregoing, the Committee, in determining the Fair Market Value, shall have full authority and discretion and be fully protected in doing so;

         (b) provide that the Option is not exercisable after the expiration of ten (10) years (or such lesser period as is specified in the Agreement) from the date the Option is granted, except that, if the optionee owns (subject to applicable ownership attribution rules of Code Section 424(d) and the regulations promulgated thereunder by the Department of the Treasury) more than 10% of the total combined voting power of all Shares or of shares of any Parent or subsidiary at the time the Option is granted, the Option is not exercisable after the expiration of five (5) years (or such lesser period as is specified in the Agreement) from the date the Option is granted.

7.            Formula Grants to Directors.
              ---------------------------

         Each person who is first elected as a non-employee director of the Company after April 16, 1993 shall be granted a non-qualified stock option as of the date he or she first commences services as a director to acquire 15,000 Shares at an exercise price equal to the Fair Market Value (as defined in Section 6 hereof) of the Common Stock of the Company. Each non-employee director of the Company shall be granted a non-qualified stock option pursuant to this Section each year on the date of the first Board of Director's meeting following each annual meeting of shareholders, commencing with the annual meeting of shareholders of the Company first held after the date hereof, to acquire 3,000 Shares at an exercise price equal to the Fair Market Value of the Common Stock of the Company, provided such individual is a director of the Company on such date. Formula Options shall be subject to such additional terms as may be set forth in a Non-Qualified Formula Stock Option Agreement (the "Formula Option Agreement") complying with Section 5 hereof, approved by the Committee and used to evidence the grant of a Formula Option. Notwithstanding any other provision of this Plan, the provisions of this Section 7 and of the Formula Option Agreement may not be amended more than once every six months, other than to conform it with changes in the Code, the Employee Retirement Income Security Act of 1974, or any rules under either of the foregoing.

8.       Compliance with Code for Incentive Stock Options.
         ------------------------------------------------

         All Incentive Stock Options are intended to comply with Code Section 422, and all provisions of this Plan and all Incentive Stock Options granted hereunder shall be construed in such manner as to effectuate that intent.

9.       Limitation on Incentive Stock Option Amounts.
         --------------------------------------------

         An Incentive Stock Option may not be granted to an optionee to the extent the aggregate Fair Market Value, determined at the time the Committee grants the Option, of stock with respect to which stock options intended to meet the requirements of Section 422 of the Code are exercisable for the first time by such optionee during any calendar year under all plans of the Company and any Parent or Subsidiary exceeds $100,000.

10.      Term of Plan.
         ------------

         The Company shall submit this Plan to its shareholders for approval within 12 months of the adoption of this Plan by the Board of Directors. Unless shareholder approval is obtained within said twelve-month period, both this Plan and all outstanding Options and Formula Options shall be rendered immediately void and of no effect.

         The effective date of this Plan shall be the earlier of the date on which the shareholders of the Company or the Board of Directors approve this Plan (the "Effective Date"). This Plan shall terminate 10 years after that date. The Committee may grant Options and Formula Options pursuant to this Plan at any time on or between the Effective Date and that termination date, subject to
Section 18 hereof.

11.      Exercise of Option by Option Holder.
         -----------------------------------

         The option holder may purchase Shares pursuant to an Option or Formula Option only upon receipt by the Company of a notice in writing from the option holder of his intent to purchase a specific number of Shares, which notice contains such representations regarding compliance with the federal and state securities laws as the Committee may reasonably request. The purchase price shall be paid in full upon the exercise of an Option or Formula Option and no Shares shall be issued or delivered until full payment thereof has been made. Payment of the purchase price for all Shares purchased pursuant to the exercise of an Option or Formula Option shall be made in cash or by certified check or, alternatively, if applicable Agreement so allows, as follows:

                  (a) by delivery to the Company of a number of shares of Common Stock of the Company which have been owned by the option holder for at least six months prior to the date of the Option's exercise, having a fair market value on the date of exercise, as determined by the Committee in its sole discretion, either equal to the purchase price or in combination with cash in a sufficient amount to equal the purchase price; or

                  (b) by receipt of the purchase price in cash from a broker, dealer or other "creditor" as defined by Regulation T issued by the Board of Governors of the Federal Reserve System following delivery by the option holder to the Committee of instructions in a form acceptable to the Committee regarding delivery to such broker, dealer or other creditor of that number of shares of Common Stock with respect to which the Option or Formula Option is exercised.

         Until the Option or Formula Option has been exercised and payment of the purchase price for, and any withholding tax obligations with respect to, all Shares purchased pursuant to the exercise of the Option or Formula Option has been received by the Company in accordance with the terms of the applicable Agreement or Formula Option Agreement, the option holder shall have no rights as a shareholder with respect to the Shares the Option or Formula Option covers. The Company shall make no adjustment to the Shares for any dividends or distributions or other rights for which the record date is prior to the issuance of that stock certificate, except as this Plan otherwise provides.

12.      Withholding Taxes.
         -----------------

         Whenever the Company proposes or is required to issue Shares to an option holder, pursuant to the exercise of a Non-Qualified Stock Option or Formula Option granted under this Plan, the Company shall have the right to require the option holder to remit to the Company an amount sufficient to satisfy any federal, state and local withholding tax requirement prior to the delivery of any certificate or certificates for such Shares. An option holder may pay the withholding tax (a) by making payment in cash or by certified check,
(b) if the applicable Agreement or Formula Option Agreement so provides, by electing to tender the Company the smallest number of whole shares of Common Stock of the Company that have been owned by the option holder for at least six months prior to the Tax Date (defined below) and that, when multiplied by the Fair Market Value of the shares of Common Stock of the Company determined as of the Tax Date, is sufficient to satisfy federal, state and local, if any, withholding taxes arising from exercise of the Option or Formula Option if the applicable Agreement or Formula Option Agreement so provides, or (c) by electing to have the number of Shares which the option holder is to receive upon exercise reduced by the number of Shares determined in (b) above (an option holder's election to tender or offset as described in (b) or (c) above is referred to as a "Withholding Election"). An option holder may make a Withholding Election only if the following conditions are met:

                                    (i) the Withholding Election must be made no
                  later than the date on which the amount of tax required to be withheld is determined (the "Tax Date") by executing and delivering to the Company a properly completed notice of Withholding Election in the form prescribed by the Committee;

                                    (ii) any Withholding Election is irrevocably
                  given in a manner that satisfies the requirements of the exemption provided under Rule 16b-3; and
                                    (iii) If the option  holder is considered by
                  the Committee to subject to Section 16 of the Exchange Act, the Withholding Election is delivered to the Company sufficiently in advance of the Tax Date as the Committee determines is necessary or appropriate to satisfy the conditions of the exemption from Section 16(b) of the Exchange Act provided under Rule 16b-3.

         Notwithstanding anything to the contrary herein, the Committee may in its sole discretion disapprove and give no effect to any Withholding Election for an Option and no Option or Formula Option to which any Withholding Election relates may be exercised prior to one year after the Company has been subject to the reporting requirements of Section 13 of the Securities Exchange Act of 1934 and has filed all reports and statements required to be filed pursuant to that Section during that year.

13.      Assignability.
         -------------

         Except as Section 5 of this Plan permits or the terms of the Option or Formula Option Agreement permit, no Option or Formula Option or any of the rights and privileges thereof accruing to an optionee shall be transferred, assigned, pledged or hypothecated in any way whether by operation of law or otherwise, and no Option or Formula Option, right or privilege shall be subject to execution, attachment or similar process.

14.      The Right of the Company to Terminate Employment.
         ------------------------------------------------

         No provision in this Plan or any Option or Formula Option shall confer upon any optionee any right to continue in the employment of the Company or any subsidiary of the company or to continue performing services for or to interfere in any way with the right of the Company or any subsidiary of the Company to terminate his employment or of the right of shareholders of the Company to remove such optionee as a director at any time for any reason.

15.      Amendment and Termination.
         -------------------------

         Except as set forth in Section 7 hereof, the Board of Directors at any time may amend or terminate this Plan without shareholder approval; provided, however, that the Board of Directors may condition any amendment on the approval of the shareholders of the company if such approval is necessary or advisable with respect to tax, securities (which require such approval for a materiel increase of the number of Shares subject to Options and Formula Options, and for material modifications to the eligibility requirements of this Plan, among other amendments) or other applicable laws to which the Company, this Plan, optionees or eligible employees or directors are subject. No amendment or termination of this Plan shall adversely affect the rights of an optionee with regard to his Options or Formula Options without his consent.

16.      General Restriction.
         -------------------

         Notwithstanding anything contained herein or in any of the Agreements to the contrary, no purported exercise of any option or Formula Option granted pursuant to this Plan shall be effective without the approval of the Committee, which may be withheld to the extent that the exercise, either individually or in the aggregate together with the exercise of other previously exercised stock options and/or offers and sales pursuant to any prior or contemplated offering of securities, would, in the sole and absolute judgment of the Committee, require the filing of a registration statement with the United States Securities and Exchange Commission or with the securities commission of any state. The Company shall avail itself of any exemptions from registration contained in applicable federal and state securities laws which are reasonably available to the Company on terms which, in the Committee's sole and absolute discretion, it deems reasonable and not unduly burdensome or costly. Each option holder shall, prior to the exercise of an Option or Formula Option, deliver to the Company such information, representations and warranties as the Committee may reasonably request in order for the Committee to be able to satisfy itself that the Shares to be acquired pursuant to the exercise of an Option or Formula Option are being acquired in accordance with the terms of an applicable exemption from the securities registration requirements of applicable federal and state securities laws.

17.      Choice of Law.
         -------------

         The laws of the State of Tennessee shall govern this Plan

18.      Change of Control.
         -----------------

         Notwithstanding anything contained to the contrary herein but subject, however, to the provisions set forth in the fourth paragraph of Section 4, upon the occurrence of a Change of Control of the Company (as hereinafter defined) all Options granted under the Plan that are outstanding and not yet vested will become immediately 100% vested effective on a Change of Control Date (as hereinafter defined) and shall be thereafter exercisable in accordance with the terms of the Plan (including, without limitation, as provided in Sections 5 and 6) and any applicable award agreement; provided, however, that the foregoing shall not apply to the extent that such acceleration of vesting shall make a "pooling of interests" accounting unavailable in the case of a Change of Control transaction which is intended to be effected as a "pooling of interests" transaction.

              A "Change of Control of the Company" shall mean and shall be deemed to have occurred if any person or group (within the meaning of Rule 13d-3 of the rules and regulations promulgated under the Securities Exchange Act of 1934, as amended), other than Robert M. Goodfriend, members of his immediate family, his affiliates, trusts or private foundations established by or on his behalf, and the heirs, executors or administrators of Robert M. Goodfriend, shall acquire in one or a series of transactions, whether through sale of stock or merger, more than 50% of the outstanding voting securities of the Company or any successor entity of the Company or the shareholders of the Company shall approve a sale of all or substantially all of the Company's assets or a complete liquidation or dissolution of the Company. A "Change of Control Date" shall mean the closing date on which a Change of Control of the Company shall have occurred, or in the case of a sale of all or substantially all of the Company's assets or complete liquidation or dissolution of the Company, the date on which shareholder approval is obtained.


         IN WITNESS WHEREOF, the Company has caused this Plan to be executed in this form on June 21, 2000.

Attest:           /s/ Regis J. Hebbeler           GOODY'S FAMILY CLOTHING, INC.
         -----------------------------------


By:      /s/ Regis J. Hebbeler              By:      /s/ Robert M. Goodfriend
   ---------------------------------         ---------------------------------
                                                          Robert M. Goodfriend
Title:   Asst. Secretary               Title:            Chairman of the Board
       ----------------------------


[CORPORATE SEAL]



H:Stock\1993 Plan\1993 Amended and Restated.doc



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